UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2013

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VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
(800) 228-4728
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
2012 Bonuses, 2013 Base Salaries and Equity Awards
On February 19, 2013, the Section 162(m) Committee (the “Committee”) of the Board of Directors (the “Board”) of Volcano Corporation (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved cash bonuses to be paid to the “named executive officers” (as defined under applicable securities laws) for performance in the year ended December 31, 2012. In addition, as part of the Company's annual compensation setting process, the Committee approved the annual base salaries of the Company's named executive officers for 2013, effective January 1, 2013, and granted to the Company's named executive officers time-vested restricted stock unit awards (“RSUs”) and options to purchase the Company's common stock (“Options”) under the Company's Amended and Restated 2005 Equity Compensation Plan (the “Plan”), which are subject to time-based vesting as indicated below. The RSUs are evidenced by a Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (together, the “RSU Agreement”) and the Options are evidenced by a Stock Option Grant Notice and Stock Option Agreement (together, the “Option Agreement”) which, together with the Plan, set forth the terms and conditions of the RSUs and the Options, respectively. The Options have an exercise price of $25.40 per share, which is equal to the fair market value of the Company's common stock on the date of grant.
The following table sets forth the 2012 cash bonus payments, the 2013 base salaries and the number of RSUs and Options granted to each of our named executive officers:

Named Executive Officer	Title	2012 Bonus ($)		2013 Base Salary ($)		Service-Based RSUs (1)	Options (2)
R. Scott Huennekens	President and Chief Executive Officer	$607,532		$638,468		70,944	117,874
John T. Dahldorf	Chief Financial Officer	183,718		381,282		21,555	35,813
Michel E. Lussier	Group President, Clinical Affairs	—		451,511	(3)	5,905	9,812
Jorge J. Quinoy	Executive Vice President, Global Sales	—	(4)	336,730		6,889	11,447
David M. Sheehan	Chief Operating Officer	175,049		360,600		15,206	25,265

(1)
25% of the RSUs will vest, if at all, each year on the anniversary of the grant date, subject to the individual's continued service through each such date, so that the award is fully vested on the fourth anniversary of the grant date.

(2)
1/48th of the shares subject to each Option will vest, if at all, monthly following the grant date, subject to the individual's continued service through each such date, so that the Option is fully vested on the fourth anniversary of the grant date.

(3)	A portion of Mr. Lussier's salary reflects the conversion of his salary from Euro to U.S. dollar using 2012 average exchange rate of 1.29.
(4)	Mr. Quinoy was not eligible to receive a cash bonus for the year ended December 31, 2012; however, Mr. Quinoy earned $152,734 in sales commissions for the year ended December 31, 2012.

The foregoing is only a brief description of the material terms of the RSUs and Options granted to the named executive officers on February 19, 2013, does not purport to be complete and is qualified in its entirety by reference to the Plan and the forms of RSU Agreement and Option Agreement under the Plan, which we have previously filed with the Securities and Exchange Commission.
2013 Long-Term Incentive Program
On February 19, 2013, the Committee adopted the 2013 Long Term Incentive Plan (the “LTI Plan”), which provides for the grants of performance-based RSUs (“Performance RSUs”) under the terms of the Plan. The Committee established the LTI Plan to (i) provide additional incentives to the participants to focus on long-term corporate performance, (ii) provide additional retention incentives to the participants, and (iii) further align the interests of the participants and those of the Company's stockholders.
The LTI Plan requires that the Company achieve at least 90% of the non-GAAP revenue target approved by the Board under the Company's 2013 annual operating plan (the “Performance Goal”) as an initial threshold before any portion of the Performance RSUs will vest under the LTI Plan. If the threshold Performance Goal is not achieved, each participant will forfeit his entire award. If this threshold Performance Goal is achieved, the LTI Plan then provides for the calculation of the number of Performance RSUs that each participant may vest in as an “Actual Award” for up to the “Maximum Award,” based on the achievement, in fiscal year 2013, of the six sets of Key Factors for Success (“KFS”) approved by the Committee (collectively, the “Other Performance Goals”), with two sets weighted 20% each and four sets weighted 15% each. For each set of Other Performance Goals, the calculation is as follows:

Weight of Other Performance Goal	x	Number of Performance RSUs in Target Award	x	Achievement % of Other Performance Goal	=	Performance RSUs allocated to that achieved Other Performance Goal

The Actual Award earned equals the sum of the Performance RSUs allocated to each of the achieved Other Performance Goals. The achievement percentage for each Other Performance Goal is capped at 150%, such that if each Other Performance Goal is achieved at 150% of the target level of performance, the Actual Award will equal the Maximum Award. Any partial share of an Actual Award will be rounded down to the whole share.
The Committee will certify the achievement of the Performance Goals and the Other Performance Goals, and determine the Actual Award, shortly following the Company's 2013 fiscal year-end. In addition, as a condition to being eligible to vest in any part of the Maximum Award, a participant must be employed by the Company through the certification date. Once certified, the Actual Award will vest as to 1/3rd of the Actual Award on the date the Committee certifies achievement, and as to 1/3rd of the Actual Award on each of December 31, 2014 and December 31, 2015, subject to the participant's continued employment. Actual Awards are subject to recoupment from participants in accordance with any clawback policy that the Company is required to adopt pursuant to applicable laws.
The Maximum Award granted to each of the Company's principal executive officer, principal financial officer and other named executive officers are as follows:

Named Executive Officer	Title	Maximum Award (Shares)
R. Scott Huennekens	President and Chief Executive Officer	35,472
John T. Dahldorf	Chief Financial Officer	10,777
Michel E. Lussier	Group President, Clinical Affairs	2,952
George Quinoy	Executive Vice President, Global Sales	3,444
David M. Sheehan	Chief Operating Officer	7,603
The description of the LTI Plan contained herein is a summary of the material terms of the LTI Plan, does not purport to be complete and is qualified in its entirety by reference to the LTI Plan.
2013 Short Term Incentive Plan
On February 19, 2013, the Committee approved the 2013 Short Term Incentive Plan (the “Incentive Plan”). The Incentive Plan is a performance-based cash bonus plan designed to (1) drive revenue growth and operating income, (2) drive achievement of annual operational and financial objectives and (3) reward executives upon the achievements of the Company's objectives. On February 19, 2013, the Committee established the Target Award and the Maximum Award (each expressed as a percentage of earned base salary) under the Incentive Plan for each eligible named executive officer, as set forth in the table below.
The Incentive Plan requires that the Company achieve at least 90% of the budgeted non-GAAP revenue target approved by the Board of Directors under the Company's 2013 annual operating plan (the “Threshold Goal”) as the minimum performance threshold before participants may earn any incentive bonus under the Incentive Plan. If the Threshold Goal is not achieved, no payments will be made under the Incentive Plan. If this Threshold Goal is achieved, each participant is eligible to earn a maximum bonus (the “Maximum Award”) equal to 200% of such participant's Target Award, up to a maximum of $1 million, subject to reduction, based on the achievement, in fiscal year 2013, of (1) the Financial Corporate Result (defined below) and (2) the Individual Result (defined below) and (3) any other additional factors deemed appropriate by the Committee in its sole discretion.
The “Financial Corporate Result” (expressed as a percentage not to exceed 100%) is determined by calculating the applicable percentage under the formula approved by the Committee based on the Company's achievement of both (1) non-GAAP revenue and (2) non-GAAP operating income, in each case determined by reference to the respective targets for these measures set forth in the Company's 2013 operating plan approved by Board. If the average achievement rate of both metrics is less than 80% (that is, each metric is weighted equally as 50% of the Financial Corporate Result), the Financial Corporate Result is zero, and each Participant's Maximum Award is reduced to zero. The Company may exercise negative discretion to reduce the Financial Corporate Result, in its sole discretion.
The Committee determines each participant's “Individual Result” multiplier (expressed as a percentage not to exceed 200%), based on the participant's (1) achievement of individual KFS, which are tied to the Company's KFS; and (2) the participant's contributions towards the achievement of the Financial Corporate Result.
Specifically, each participant's Actual Bonus under the Incentive Plan is reduced from the Maximum Award as follows:

Participant Target Award    x    Financial Corporate Result    x    Individual Result = Actual Bonus

For fiscal year 2013, the Target Award and Maximum Award for the Company's eligible named executive officers* are as follows:

Named Executive Officer	Title	Target Award	Maximum Award
R. Scott Huennekens	President and Chief Executive Officer	100%	200%
John T. Dahldorf	Chief Financial Officer	50%	100%
Michel E. Lussier	Group President, Clinical Affairs	40%	80%
David M. Sheehan	Chief Operating Officer	50%	100%

*	Mr. Quinoy is not a participant in the Incentive Plan.
Any amounts paid under the Incentive Plan are subject to recoupment from participants in accordance with any clawback policy that the Company is required to adopt pursuant to applicable laws.
The description of the Incentive Plan contained herein is a summary of the material terms of the Incentive Plan, does not purport to be complete, and is qualified in its entirety by reference to the Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/ S / John Dahldorf
John Dahldorf Chief Financial Officer
Dated: February 22, 2013